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                                                                  EXHIBIT 10(c)

                               DOMESTIC GUARANTEE


          The undersigned (the "Domestic Guarantor") hereby unconditionally guarantees, on a senior subordinated basis, jointly and severally with all other domestic guarantors under the Indenture dated as of April 7, 1998 by and among Pierce Leahy Command Company, a Nova Scotia unlimited liability company (the "Issuer"), Pierce Leahy Corp., a Pennsylvania corporation, for itself and as a Domestic Guarantor, and The Bank of New York, as trustee (as amended, restated or supplemented from time to time, the "Indenture"), to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, premium, if any, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Issuer to the Noteholders or the Trustee, all in accordance with the terms set forth in Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

          The obligations of the Domestic Guarantor to the Noteholders and to the Trustee pursuant to this Domestic Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Domestic Guarantee.

          IN WITNESS WHEREOF, the undersigned has caused this Domestic Guarantee to be duly executed as of the date written below.


                              MONARCH BOX, INC.


Dated: April 7, 1998          By: /s/ Lisa G. Goldschmidt
                                 ------------------------------------
                                 Lisa G. Goldschmidt, President